UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       April 22, 2015

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
NEVADA
(State or other jurisdiction of incorporation)
001-32373	27-0099920
(Commission File Number)	(IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

(702) 414-1000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished under Item 2.02 — Results of Operations and Financial Condition.

On April 22, 2015, Las Vegas Sands Corp. (the “Company”) issued a press release announcing its results of operations for the first quarter ended March 31, 2015. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.

Within the Company’s first quarter 2015 press release, the Company makes reference to certain non-GAAP financial measures including “adjusted net income,” “adjusted earnings per diluted share,” and “adjusted property EBITDA,” which have directly comparable generally accepted accounting principles ("GAAP") financial measures along with “hold-normalized adjusted property EBITDA,” “hold-normalized adjusted net income,” and “hold-normalized adjusted earnings per diluted share.” The Company believes that these measures represent important internal measures of financial performance. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K. The specific reasons why the Company’s management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition, results of operations and cash flows are as follows:

Adjusted net income and adjusted earnings per diluted share are presented as supplemental disclosures as management believes they are (1) each widely used measures of performance by industry analysts and investors and (2) a principal basis for valuation of gaming companies, as these non-GAAP measures are considered by many as an alternative measure on which to base expectations for future results. These measures also form the basis of certain internal management performance expectations. Accordingly, these non-GAAP measures are presented so that investors have the same financial data that management uses in evaluating financial performance with the belief that it will assist the investment community in properly assessing the underlying financial performance of the Company on a year-over-year and a quarter sequential basis.

Adjusted property EBITDA is a supplemental non-GAAP financial measure used by management, as well as industry analysts, to evaluate operations and operating performance. In particular, management utilizes adjusted property EBITDA to compare the operating profitability of its casinos with those of its competitors, as well as a basis for determining certain incentive compensation. The Company is also presenting adjusted property EBITDA because it is used by some investors as a way to measure a company’s ability to incur and service debt, make capital expenditures and meet working capital requirements. Gaming companies have historically reported EBITDA as a supplemental performance measure to GAAP financial measures. In order to view the operations of their casinos on a more stand-alone basis, gaming companies, including Las Vegas Sands Corp., have historically excluded certain expenses that do not relate to the management of specific casino properties, such as pre-opening expense, development expense and corporate expense, from their EBITDA calculations. When evaluating adjusted property EBITDA, investors should consider, among other factors, (1) increasing or decreasing trends in adjusted property EBITDA and (2) how adjusted property EBITDA compares to levels of debt and interest expense. However, adjusted property EBITDA should not be interpreted as an alternative to income from operations (as an indicator of operating performance) or to cash flows from operations (as a measure of liquidity), in each case, as determined in accordance with GAAP. The Company has significant uses of cash flow, including capital expenditures, interest payments and debt principal repayments, which are not reflected in adjusted property EBITDA. Not all companies calculate EBITDA in the same manner. As a result, adjusted property EBITDA as presented by Las Vegas Sands Corp. may not be directly comparable to similarly titled measures presented by other companies. Adjusted property EBITDA consists of adjusted EBITDA for a particular property, such as The Venetian and The Palazzo in Las Vegas, The Venetian Macao, the Sands Macao, the Four Seasons Hotel Macao and Plaza Casino, and Sands Cotai Central in Macao and the Marina Bay Sands in Singapore. Accordingly, the measures are presented so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and a quarter sequential basis.

Hold-normalized adjusted property EBITDA is a supplemental non-GAAP financial measure used by management, as well as industry analysts, to evaluate operations and operating performance. In addition to the aforementioned reasons for the presentation of adjusted property EBITDA in the Company’s financial reporting, hold-normalized adjusted property EBITDA is presented to adjust for the impact of certain variances in table games’ win percentages, which can vary from period to period. The hold-normalized adjusted property EBITDA measure presents a consistent measure for evaluating the operating performance of our properties from period to period and has been presented so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and quarter sequential basis.

Hold-normalized adjusted net income and hold-normalized adjusted earnings per diluted share are additional supplemental non-GAAP financial measures used by management, as well as industry analysts, to evaluate the Company’s operations and operating performance. In addition to the aforementioned reasons for the presentation of adjusted net income and adjusted earnings per diluted share, these non-GAAP financial measures are presented to adjust for the impact of certain variances in table games’ win percentages, which can vary from period to period. Accordingly, these non-GAAP measures are presented so that investors have the same financial data that management uses in evaluating financial performance with the belief that it will assist the investment community in properly assessing the underlying financial performance of the Company on a year-over-year and a quarter sequential basis.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.
99.1	Press Release, dated April 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 22, 2015

LAS VEGAS SANDS CORP.

By:	/s/ Robert G. Goldstein
	Name:	Robert G. Goldstein
	Title:	President and Chief Operating Officer

INDEX TO EXHIBITS

99.1	Press Release, dated April 22, 2015.